3Q 2021 INVESTOR PRESENTATION November 1, 2021

DISCLAIMER 2 Forward-Looking Statements and Other Information This presentation may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, its operations and financial performance. You can identify these statements by the use of words such as "outlook," "potential," "continue," "may," "seek," "approximately," "predict," "believe," "expect,“ "plan," "intend," "estimate" or "anticipate" and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as "will," "should," "would" and "could.” All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, guidance to our pull-through weighted rate lock volume, origination volume and pull-through weighted gain-on-sale margin. These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including the risks in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2020, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose Adjusted Total Revenue, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted EBITDA as non-GAAP measures. We believe Adjusted Total Revenue, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted EBITDA provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting net interest expense), taxation, the age and book depreciation of facilities (affecting relative depreciation expense) and the amortization of intangibles, which may vary for different companies for reasons unrelated to operating performance, as well as certain historical cost (benefit) items which may vary for different companies for reasons unrelated to operating performance. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

$12 trillion total addressable market Culture focused on continuous innovation Relentless focus on delighting the customer Model positioned to continue capturing market share WE ARE DISRUPTING CONSUMER FINANCE THROUGH CONTINUOUS INNOVATION 3

WHY loanDepot WINS Scaled Leader in a Massive Ecosystem that is Ripe for Disruption Founder-Led Management Team with Unique Skillsets Innovative Workplace and Customer-Centric Culture Attractive Financial Model with Earnings Growth Opportunity Market-Leading Brand and Data-Driven Customer Acquisition Capabilities Interconnected Origination Strategy that Leverages the Same Technology Platform to Thrive in Any Market Environment Purpose-Built End-to-End Technology Platform that Drives Efficiency and Superior Customer Experience 4 1 2 6 3 4 5 7

5 UNIQUELY POSITIONED TO OUTRUN THE COMPETITION Young and Entrepreneurial Founder & CEO-led 11 Year Old Company Industry Leading Growth Origination CAGR of 46% vs. 28% for Industry(1) Room to Run 3.5% Market Share with Strong Growth Outlook(2) Purchase Strength 34% Purchase Composition(3) Purpose-Built Technology Organically Built, Diversified Platform ✓ In-Market ✓ Consumer Direct 1) Represents origination CAGR for period 2017 – LTM Q3’21, loanDepot origination volume based on company financials, industry origination volume based on MBA; 2) Market Share is based on Q3’21; 3) For Q3’21 period ® ✓Wholesale ✓ JV Partnerships

6 $32bn Q3’21 Origination Volume 88% YoY Q3 Growth in Servicing UPB $ Founder-led, tech-empowered platform with relentless focus on the customer #2 Retail-focused non-bank U.S. mortgage originator(1) Grown to scale through two interconnected strategies − Retail: consumer direct & in-market mortgage professionals − Partner: brokers, realtors, JVs and referral partners End-to-end mello® technology driving a seamless experience throughout customer homeownership journeys Develop life-long customer relationships by retaining servicing and enhance lifetime value by utilizing data and analytics ✓ 3.5% Market Share In Q3’21(2) ✓ ✓ ✓ ✓ 53% 2010 – Q3’21 Origination CAGR $900m(4) LTM Q3’21 Adj. Net Income >3x Market Share Growth Since 2014(3) 1) Per IMF for H1 ’21 Period; 2) MBA market size as of 10/17/2021; 3) Compared to market share for LTM period as of Q3’21; 4) Please see Appendix for non-GAAP reconciliation A SCALED PLATFORM POISED FOR CONTINUED GROWTH

7 FOUNDER LED MANAGEMENT TEAM WITH UNIQUE SKILLSETS ANTHONY HSIEH Founder, Chairman & CEO 30+ Years Experience Prior: PATRICK FLANAGAN Chief Financial Officer 30+ Years Experience Prior: JEFF WALSH Chief Revenue Officer 30+ Years Experience Prior: GEORGE BRADY Chief Digital Officer 30+ Years Experience Prior: TJ FREEBORN Chief Administrative Officer 25+ Years Experience Prior: RICK CALLE Chief Strategy Officer 10+ Years Experience Prior: JEFF DERGURAHIAN Chief Capital Markets Officer 20+ Years Experience NICOLE CARRILLO Chief Accounting Officer 15+ Years Experience Prior: PETER MACDONALD General Counsel 25+ Years Experience Prior: SUDHIR NAIR Chief Info. & Tech. Officer 25+ Years Experience Prior: Town & Country Credit Corp. Tuttle Risk Management JOHN LEE Chief Analytics Officer 30+ Years Experience Prior: KARIN LOCKOVITCH Chief Risk Officer 15+ Years Experience Prior:

Extend Data Analytics Advantage Leverage Local Presence to Grow in All Market Environments Expand the Funnel WELL-DEFINED STRATEGIES FOR PROFITABLE GROWTH THAT LEVERAGE OUR UNIQUE ADVANTAGES Leverage Our Brand Increasing Retention and Lifetime Value 8

• Expanded in-market reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure loanDepot Annual Mortgage Origination Volume Source: Historical market share based on Mortgage Bankers Association industry volume and loanDepot origination volume CONTEMPORARY 11 YEAR OLD COMPANY INVESTED FOR THE FUTURE 2010-LTM Q3’21 Origination CAGR: 53% 9 • Built proprietary mello® technology • >$1.6bn marketing investment since inception • Launched mellohome and melloInsurance • Acquired leading title insurance company Established Scalable Infrastructure 2010-2012 Diversification & Expansion 2013-2015 Brand, Technology and Operations Transformation 2016-Present $1.6 loanDepot Originations loanDepot Market Share $1.4 $2.0 $1.8 $1.3 $1.7 $2.1 $1.8 $1.7 $2.3 $4.1 Total market volume ($ trillion) ($ in billions) $4.4 $2 $3 $6 $8 $13 $28 $38 $35 $33 $45 $101 $145 0.1% 0.2% 0.3% 0.5% 1.0% 1.7% 1.9% 2.0% 2.0% 2.0% 2.5% 3.3% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 0 20 40 60 80 100 120 140 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Q3'21

10 ORIGINATION STRATEGY BUILT FOR ALL MARKETS RETAIL STRATEGY PARTNER STRATEGY Consumer Direct PartnerIn-Market Description Significant brand investment supporting customer acquisition through the digital channel High-tech, high-touch service powered by mello® and +1,700 in- market mortgage professionals covering 75% of the U.S. population Joint ventures, integrated referral partners and wholesale Relationships Individual customers Builders and realtors Home builders, real estate brokers and banks Drivers Marketing spend & marketing efficiency Number of loan officers & loan officer productivity Number of account executives and partners LTM Q3’21 Volumes $116 billion $29 billion Growth (’17-LTM Q3’21 CAGR) 47% 41% Tech Empowerment Technology investments automating and expediting broker processes Leads routed to maximize conversion based on dynamic lead scoring Matching the right lead with right mortgage professional to optimize conversion +3,000 mortgage professionals covering all 50 states

DIFFERENTIATED AND DISRUPTIVE MODEL CREATES BARRIERS TO ENTRY 11 Scaled Branded Disruptors Traditional Mortgage v1.0 Integrated Proprietary Technology Platform Powerful B2C Brand Multiple Retail Customer Engagement Strategies Powered by Big Data DTC & In-Market Retail Purchase High Growth

12 Conditions Engine Servicing & Customer Portal Enterprise Lead Management Services Marketplace Digital Validation Infrastructure Product & Pricing Engine SAY HELLO TO mello® | DIGITAL DISRUPTION HAS ARRIVED One end-to-end ecosystem built to seamlessly meet the needs of our customers and team members ® 2.0x Increase in Conversion(1) in Consumer Direct from 2019 through 9M’21 10% Faster Speed to Funding cycle time reduction from 2020 through Q3’21 70% Increase in Productivity avg. monthly closings per LLO from 9M’17 through 9M’21 28% CAC Reduction lower customer acquisition cost from 9M’17 through 9M’21 The AdvantageThe mello® Ecosystem (1) Conversion defined as % of funded units from static pool leads over a given period of time

13 GROWING BRAND DRIVING SCALE AND EXPANDING OUR REACH Client Leads by Year (in millions) Source: Unmetric Data Increased scale from investment allows us to continue expanding our brand into the future • Digital Leads • Affiliate Relationships • Brand Recognition • Social Media Engagement • Local In-Market Relationships • Existing Customers Existing Lead Sources ✓ Optimizing Digital Lead Sources ✓ Growing Brand Recognition ✓ Growing Recapture Opportunities ✓ Leverage In-Market Presence ✓ Add New Affiliates Massive Top-of-the-Funnel Expansion New Opportunities 3.7 4.4 6.4 7.9 9.2 10.6 7.8 9.5 2014 2015 2016 2017 2018 2019 2020 LTM Q3'21

VAST MEDIA PRESENCE INTERACTS WITH MILLIONS OF CUSTOMERS DAILY 14 TV & Digital Media Social Media Web site visits in 9M‘21 YoY growth in daily website users from Q3’20 +81%15.9mm +26% Growth in Engagement from 9M’20 to 9M’21 MLB Partnership impressions since 2021 launch LCS coincided with ad spend increase 597m Impressions, in billions 0.8 1.9 2020 Sep'21 LTM

OUTSIZED ORIGINATIONS GROWTH RELATIVE TO INDUSTRY Source: (1) Mortgage Bankers Association as of 10/17/2021; Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 15 2017-LTM Q3’21 Origination CAGR 46% 28%Industry(1) Purchase Mix % : 26% 31% 26%29% Retail mix % : 82% 80% 79%77% ($ in billions) Total Market Share (%) : 2.1% 2.4% 2.8%2.5% 3.8% 81% 19% 3.3% 81% 30% 78% 34% 3.5% $18 $25 $36 $36 $33 $30 $30 $15 $21 $27 $37 $41 $34 $32 299 447 372 356 369 264 299 - 50 100 150 200 250 300 350 400 450 500 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021 Pull-Through Weighted (PTW) Rate Lock Volume Origination Volume PTW GOS Margin, bps

Historical expenses in bps of funded mortgage volume HISTORICAL COST STRUCTURE COMPARISON 16 338 bps 295 bps 428 bps362 bps Total Revenue (bps funded volume): Pre-tax Net Income (bps funded volume): (31) bps 7 bps 200 bps8 bps Salary Expense Marketing and Advertising Expense Direct Origination Expense (incl. Investor Fees) Subservicing Expense Other G&A Technology and brand investments have improved our expense structure and will continue to reduce costs on an ongoing basis 297 bps 83 bps 128 129 96 78 70 79 78 73 74 70 61 58 41 26 31 22 25 21 12 13 11 15 9 8 7 53 64 48 29 24 354 bps 369 bps 288 bps 228 bps 214 bps 2017 2018 2019 2020 LTM Q3'21 Commission Expense

HISTORICAL SERVICING PORTFOLIO TREND 17 ($ in billions) Retention %(2) : Recapture %(1) : 60% 70% 92% 63% 97% 54% 96% 66% 95% 72% 95% 75% 92% 68% (1) Organic refinance consumer direct recapture rate is defined as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. (2) Portion of loans originated that were held for servicing in the period divided by the number of loans sold in the period. $42 $58 $77 $103 $130 $139 $145 102 98 101 109 136 128 126 - 20 40 60 80 100 120 140 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 UPB $ MSR FV, bps

18 DELIVERING CUSTOMERS A COMPLETE SOLUTION Leads routed to maximize conversion based on dynamic lead scoring Mortgage Lending Title Insurance Escrow Services Homeowners Insurance Real Estate Home Improvement (Coming Soon) (1) Other Income during the quarter was $37.7m. The difference primarily comprised of Joint Venture income Ancillary businesses contributed $35m in revenue in Q3, and we expect them to become a more meaningful contributor to net income as they mature(1)

19 Q4 2021 OUTLOOK Q4 2021 Guidance Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $ 18 $ 28 Origination Volume ($bn) $ 26 $ 31 Pull-through Weighted GOS Margin, bps 210 260 Current Market Conditions • Higher interest rates resulting in lower refinance transaction volumes • Continuing strong demand for purchase transactions, which is somewhat adversely impacted by supply constraints on new and resale housing and seasonal slowdown in buying activity • Increasing homeowners’ equity supports strong demand for cash-out refinance volume • Decreasing number of borrowers experiencing distress, with lower delinquencies and fewer borrowers in forbearance • Sharper focus on industry consolidation and expansion of ancillary products and services to capture additional revenue sources and expand customer engagement pointsQ4 2021 outlook reflects the recent increase in interest rates and seasonal slowdown in demand

NON-GAAP FINANCIAL RECONCILIATION 20 ($MM) 3Q’21A 2Q’21A 3Q’20A YTD’21 YTD’20 Adjusted Revenue Total Net Revenue $ 923.8 $ 779.9 $ 1,368.9 $ 3,019.7 $ 3,013.8 Change in FV of Servicing Rights, Net of Hedge 25.0 45.4 (23.3) (4.1) (13.3) Adjusted Total Revenue $ 948.8 $ 825.3 $ 1,345.6 $ 3,015.5 $ 3,000.5 Adjusted EBITDA Net Income $ 154.3 $ 26.3 $ 728.3 $ 608.4 $ 1,465.9 Interest Expense - Non-Funding Debt 22.8 21.3 10.5 57.3 32.1 Income Tax Expense (Benefit) 24.7 4.2 0.6 47.2 1.5 Depreciation and Amortization 8.7 8.7 8.6 25.8 27.1 Change in FV of Servicing Rights, Net of Hedge 25.0 45.4 (23.3) (4.1) (13.3) Change in FV of Contingent Consideration (0.1) 0.0 19.7 (0.1) 32.7 Stock Compensation Expense and Management Fees 2.9 2.1 1.2 65.1 8.5 IPO Expenses (0.1) 1.3 0.0 6.0 0.0 Adjusted EBITDA $ 238.3 $ 109.3 $ 745.6 $ 805.6 $ 1,554.5 Adjusted Net Income Net Income $ 154.3 $ 26.3 $ 728.3 $ 608.4 $ 1,465.9 Adjustments to Income Taxes (27.2) (4.7) (187.4) (133.1) (377.3) Tax-Effected Net Income $ 127.1 $ 21.6 $ 540.9 $ 475.3 $ 1,088.6 Change in FV of Servicing Rights, Net of Hedge 25.0 45.4 (23.3) (4.1) (13.3) Change in FV of Contingent Consideration (0.1) 0.0 19.7 (0.1) 32.7 Stock Compensation Expense and Management Fees 2.9 2.1 1.2 65.1 8.5 IPO Expenses (0.1) 1.3 0.0 6.0 0.0 Tax Effect of Adjustments (7.3) (12.9) 0.6 (17.7) (7.2) Adjusted Net Income $ 147.5 $ 57.5 $ 539.1 $ 524.6 $ 1,109.3

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 21 $ in MM except units and % 3Q’21A 2Q’21A 3Q’20A 3Q’21 vs 2Q’21 3Q’21 vs 3Q’20 Cash and cash equivalents $ 506.6 $ 419.3 $ 637.5 20.8% (20.5%) Loans held for sale, at fair value 8,873.7 9,120.7 4,888.4 (2.7) 81.5 Servicing rights, at fair value 1,841.5 1,781.7 780.5 3.4 136.0 Total assets 12,749.3 13,097.6 8,651.3 (2.7) 47.4 Warehouse and other lines of credit 8,212.1 8,498.4 4,601.1 (3.4) 78.5 Total liabilities 11,091.1 11,528.8 7,017.8 (3.8) 58.0 Total equity 1,658.2 1,568.8 1,633.5 5.7 1.5 Servicing portfolio (unpaid principal balance) $ 145,305.2 $ 136,767.9 $ 77,172.0 4.7 88.3 Total servicing portfolio (units) 469,021 446,606 272,701 5.0 72.0 60+ days delinquent ($) 1,679.7 1,976.7 2,073.9 (15.0) (19.0) 60+ days delinquent (%) 1.2% 1.4% 2.7% n.m. n.m. Servicing rights, net to UPB 1.3% 1.3% 1.0% n.m. n.m.

WE ARE PROUD TO SERVE THE COMMUNITIES IN WHICH WE LIVE AND WORK 22